SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): FEBRUARY 18, 2004
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                              FAB INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)


         DELAWARE                       1-5901                  13-2581181
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(State or other                       (Commission              (IRS Employer
jurisdiction of incorporation         File Number)           Identification No.)
or organization)


200 MADISON AVENUE
NEW YORK, NEW YORK                                                10016
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   (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:     (212) 592-2700
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                                 NOT APPLICABLE
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          (Former name or former address if changed since last report)

Item 5.  OTHER EVENTS.

         On February 18, 2004, Fab Industries, Inc. issued a press release announcing the payment of a liquidating distribution in connection with its plan of liquidation. The press release is attached as Exhibit 99.1 to this report and is incorporated by reference into this item.



Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits:

                  Press Release, dated February 18, 2004.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FAB INDUSTRIES, INC.


Dated:   February 18, 2004          By: /s/ Samson Bitensky
                                        ---------------------------------------
                                        Samson Bitensky
                                        Chairman of the Board and
                                        Chief Executive Officer

                                INDEX TO EXHIBITS


99.1                       Press Release, dated February 18, 2004.